UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): April 29, 2013

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 29, 2013, the registrant adopted a new Code of Conduct that applies to its principal executive officer, principal financial officer and principal accounting officer, as well as to its directors and employees including other officers, and replaces the Code of Business Conduct and Ethics for Directors, Officers and Employees as amended through June 13, 2011 and filed as an exhibit to the registrant's annual report on Form 10-K for the year ended December 31, 2011. The registrant's new Code of Conduct is attached as an exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits

(d)        Exhibits

14	Code of Conduct of Orient-Express Hotels Ltd. as adopted April 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:    /s/ Edwin S. Hetherington
Name: Edwin S. Hetherington
Title: Vice President, General Counsel and Secretary

Date: April 30, 2013

EXHIBIT INDEX

Exhibit Number	Description

14	Code of Conduct of Orient-Express Hotels Ltd. as adopted April 29, 2013.

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